UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 12, 2019

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On September 12, 2019, Iteris, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  The total number of shares of the Company’s common stock represented in person or by proxy at the Annual Meeting was 36,029,259 or 88.99% of the issued and outstanding shares as of the record date for the Annual Meeting.  At the Annual Meeting, the Company’s stockholders (i) elected the seven persons set forth below under “Proposal One: Election of Directors” to the Company’s Board of Directors; (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2019 (the “Proxy Statement”); (iii) approved, on a non-binding advisory basis, an annual frequency for the advisory vote to approve the compensation of the Company’s named executive officers; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.

In response to the voting results and other factors, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive officer compensation every year.  The Company will continue to hold advisory votes on named executive officer compensation every year until the Company’s Board of Directors decides to hold the next stockholder advisory vote on the frequency of stockholder advisory votes on named executive officer compensation.  A stockholder advisory vote on the frequency of stockholder advisory votes on named executive officer is required to be held at least once every six years.

The stockholder proposal, “Proposal 4: Stockholder Proposal on Long-Term Incentive Compensation Policy,” set forth in the Proxy Statement was not submitted to a vote at the Annual Meeting because neither the proponent nor a qualified representative of the proponent appeared at the Annual Meeting to properly present the proposal.  However, in response to feedback from stockholders and other factors, the Company’s Board of Directors, including its Compensation Committee, intends to consider implementing a long-term performance-based incentive compensation plan with advisement from the Company’s compensation consultants consistent with the Company’s size and industry.

The detailed voting results on matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

Proposal 1:  Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
J. Joseph (“Joe”) Bergera	28,329,125	96,950	102,413	7,500,771
Kevin C. Daly, Ph.D.	21,047,569	7,426,200	54,719	7,500,771
Scott E. Deeter	23,932,400	4,481,937	114,151	7,500,771
Gerard M. Mooney	25,878,896	2,343,883	305,709	7,500,771
Laura L. Siegal	27,632,611	874,364	21,513	7,500,771
Thomas L. Thomas	21,489,792	7,009,868	28,828	7,500,771
Mikel H. Williams	19,641,121	8,857,518	29,849	7,500,771

Proposal 2:  Advisory Vote Regarding Executive Compensation

For	Against	Abstain	Broker Non-Votes
20,640,771	6,093,623	1,794,094	7,500,771

Proposal 3:  Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,307,267	932,717	11,185,590	102,914	7,500,771

Proposal 5:  Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020

For	Against	Abstain	Broker Non-Votes
35,327,486	80,163	621,610	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2019
ITERIS, INC., a Delaware corporation

	By:	/S/ ANDREW SCHMIDT
Andrew C. Schmidt
Chief Financial Officer